EXECUTION COPY



                  ASSIGNMENT AND ASSUMPTION AGREEMENT RELATING TO THE RECEIVABLES WAREHOUSE AGREEMENT, dated as of November 3, 2003 (the "Receivables Warehouse Assignment and Assumption Agreement") among Sears, Roebuck and Co., a New York corporation (the "Transferring Receivables Seller"), SRFG, Inc., a Delaware corporation (the "Transferring Receivables Purchaser"), Citi Cards South Dakota Acceptance Corp., a Delaware corporation (the "New Receivables Seller") and Citi Omni-S Finance LLC, a Delaware limited liability company (the "New Receivables Purchaser").

                                    RECITALS

                  WHEREAS, the Transferring Receivables Seller and the Transferring Receivables Purchaser are parties to the Receivables Warehouse Agreement, dated as of December 21, 1995, as amended by Amendment No. 1 to the Receivables Warehouse Agreement, dated as of July 20, 2001 and Amendment No. 2 to the Receivables Warehouse Agreement, dated as of November 3, 2003 (as so amended, the "Receivables Warehouse Agreement").

                  WHEREAS, the Transferring Receivables Seller, the Transferring Receivables Purchaser, certain of their affiliates and Citicorp, a Delaware corporation ("Citicorp") are parties to a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement"), dated as of July 15, 2003, as amended from time to time according to its terms.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Receivables Seller, Citicorp and the New Receivables Seller are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Receivables Seller Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Receivables Seller is selling, assigning, transferring and conveying certain assets of the Transferring Receivables Seller to the New Receivables Seller.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Receivables Purchaser, Citicorp and the New Receivables Purchaser are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Receivables Purchaser Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Receivables Purchaser is selling, assigning, transferring and conveying certain assets of the Transferring Receivables Purchaser to the New Receivables Purchaser.

                  WHEREAS, the Transferring Receivables Seller intends to assign to the New Receivables Seller all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Warehouse Agreement.

                  WHEREAS, the Transferring Receivables Purchaser intends to assign to the New Receivables Purchaser all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Warehouse Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

                  SECTION 1. Unless otherwise defined in this Receivables Warehouse Assignment and Assumption Agreement, all defined terms used herein, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Warehouse Agreement.

                  SECTION 2. (a) The Transferring Receivables Seller does hereby assign all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Warehouse Agreement to the New Receivables Seller; provided that to the extent that any duty or obligation of the Transferring Receivables Seller under the Receivables Warehouse Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Receivables Seller, but remain with the Transferring Receivables Seller.

                  (b) The New Receivables Seller accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Receivables Seller under the Receivables Warehouse Agreement.

                  (c) The Transferring Receivables Purchaser and the New Receivables Purchaser hereby severally (i) acknowledge and consent to the assignment and delegation made above, (ii) acknowledge and agree that as of the date hereof, the New Receivables Seller has been substituted for the Transferring Receivables Seller under the Receivables Warehouse Agreement and
(iii) release the Transferring Receivables Seller from all of its duties and obligations under the Receivables Warehouse Agreement (excluding any Retained Liabilities and any duties or obligations that were incurred or accrued prior to the date hereof).

                  SECTION 3. (a) The Transferring Receivables Purchaser does hereby assign all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Warehouse Agreement to the New Receivables
Purchaser; provided that to the extent that any duty or obligation of the Transferring Receivables Purchaser under the Receivables Warehouse Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Receivables Purchaser, but remain with the Transferring Receivables Purchaser.

                  (b) The New Receivables Purchaser accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Receivables Purchaser under the Receivables Warehouse Agreement.

                  (c) The Transferring Receivables Seller and the New
Receivables   Seller  hereby  severally  (i)  acknowledge  and  consent  to  the assignment and delegation made above,


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

(ii) acknowledge and agree that as of the date hereof, the New Receivables Purchaser has been substituted for the Transferring Receivables Purchaser under the Receivables Warehouse Agreement and (iii) release the Transferring Receivables Purchaser from all of its duties and obligations under the Receivables Warehouse Agreement (excluding any Retained Liabilities and any duties or obligations that were incurred or accrued prior to the date hereof).

                  SECTION 4. (a) The New Receivables Seller hereby acknowledges that the Transferring Receivables Seller has transferred to the New Receivables Seller any right, title and interest retained by the Transferring Receivables Seller in and to (i) the Receivables (other than the Contributed Receivables) existing as of the applicable Cut-Off Date (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in the applicable UCC) of such Receivables and Coverage Proceeds, if any, relating thereto and (ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.

                  (b) The New Receivables Seller hereby confirms, affirms and ratifies the sale, contribution, transfer, assignment and conveyance contained in the Receivables Warehouse Agreement and, in accordance with the Receivables Warehouse Agreement, the New Receivables Seller hereby sells, transfers, assigns and otherwise conveys to the New Receivables Purchaser, without recourse, all right, title and interest of the New Receivables Seller in and to (i) the Receivables (other than the Contributed Receivables) existing as of the applicable Cut-Off Date (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of such Receivables and Coverage Proceeds, if any, relating thereto and (ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.

                  (c) The New Receivables Seller and the New Receivables Purchaser intend that the conveyance of the Receivables, the Interchange, and the other property by the New Receivables Seller to the New Receivables Purchaser in accordance with the Receivables Warehouse Agreement constitute an absolute sale and not a transfer as security. Notwithstanding this intent, if the conveyance is determined to be a transfer as security rather than an absolute sale, the New Receivables Seller hereby grants to the New Receivables Purchaser, in accordance with the Receivables Warehouse Agreement, a security interest in all of the New Receivables Seller's right, title and interest in and to (i) the Receivables (other than the Contributed Receivables) existing as of the applicable Cut-Off Dates (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of such Receivables and Coverage Proceeds, if any, relating thereto and (ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.


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

                  SECTION 5. The New Receivables Purchaser hereby acknowledges its acceptance of all right, title and interest in and to the property, now existing and hereafter created, conveyed to the New Receivables Purchaser pursuant to Section 4(b) of this Receivables Warehouse Assignment and Assumption Agreement. The New Receivables Purchaser also hereby acknowledges its acceptance of a security interest in all right, title and interest in and to the property, now existing and hereafter created, granted to the New Receivables Purchaser pursuant to Section 4(c) of this Receivables Warehouse Assignment and Assumption Agreement.

                  SECTION 6. Each of the Transferring Receivables Seller and the Transferring Receivables Purchaser agrees to do or take, or cause to be done or taken, all such things and actions as any of the parties hereto may reasonably request in order to effect more fully the transfers contemplated by this Receivables Warehouse Assignment and Assumption Agreement.

                  SECTION 7. This Receivables Warehouse Assignment and Assumption Agreement shall become effective upon receipt by the New Receivables Seller and the New Receivables Purchaser of the following, each of which shall be reasonably satisfactory to such party:

                  (a) notification in writing from each Rating Agency that the terms of this Receivables Warehouse Assignment and Assumption Agreement shall not result in a Ratings Event (as defined in the Pooling and Servicing Agreement); and

                  (b) counterparts of this Receivables Warehouse Assignment and Assumption Agreement duly executed by the parties hereto.

                  SECTION 8. This Receivables Warehouse Assignment and Assumption Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

     SECTION 9. This Receivables Warehouse Assignment and Assumption Agreement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                            [Signature page follows]


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

         IN WITNESS WHEREOF, the Transferring Receivables Seller, the Transferring Receivables Purchaser, the New Receivables Seller and the New Receivables Purchaser have caused this Receivables Warehouse Assignment and Assumption Agreement to be duly executed by their respective officers as of the date first set forth above.

                                 SEARS, ROEBUCK AND CO.,
                                 as Transferring Receivables Seller

                                 By:     /s/ Larry R. Raymond
                                         --------------------
                                 Name:   Larry R. Raymond
                                 Title:  Vice President and Treasurer



                                 SRFG, INC.,
                                 as Transferring Receivables Purchaser

                                 By:     /s/ George F. Slook
                                         -------------------
                                 Name:   George F. Slook
                                 Title:  President and Chief Executive Officer



                                 CITI CARDS SOUTH DAKOTA ACCEPTANCE CORP., as New Receivables Seller

                                 By:     /s/ Douglas C. Morrison
                                         -----------------------
                                 Name:   Douglas C. Morrison
                                 Title:  President



                                 CITI OMNI-S FINANCE LLC,
                                 as New Receivables Purchaser

                                 By:     /s/ Douglas C. Morrison
                                         -----------------------
                                 Name:   Douglas C. Morrison
                                 Title:  President



[Signature page to Receivables Warehouse Assignment and Assumption Agreement]